Supplemental Operating and Financial Data ALL AMOUNTS IN THIS REPORT ARE UNAUDITED. SECOND QUARTER 2021 Exhibit 99.2 Chicago, IL

Supplemental Q2 2021 2 Table of Contents CORPORATE INFORMATION Company Profile................................................................................................................................................................................................. 3 Investor Information.......................................................................................................................................................................................... 4 Research Coverage........................................................................................................................................................................................... 5 FINANCIALS Key Financial Data.............................................................................................................................................................................................. 6 Condensed Consolidated Balance Sheets................................................................................................................................................... 7 Condensed Consolidated Statements of Income (Loss)............................................................................................................................ 8 Debt Summary.................................................................................................................................................................................................... 9 Debt Maturity Schedule.................................................................................................................................................................................... 10 Leverage Ratios, Coverage Ratios and Public Debt Covenants............................................................................................................... 11 Capital Expenditures Summary....................................................................................................................................................................... 12 Property Acquisitions and Dispositions Information Since January 1, 2021.......................................................................................... 13 Investments in Unconsolidated Joint Ventures............................................................................................................................................ 14 Calculation and Reconciliation of NOI and Cash Basis NOI...................................................................................................................... 15 Reconciliation and Calculation of Same Property NOI and Same Property Cash Basis NOI.............................................................. 16 Calculation of EBITDA, EBITDAre and Adjusted EBITDAre....................................................................................................................... 17 Calculation of FFO, Normalized FFO and CAD........................................................................................................................................... 18 PORTFOLIO INFORMATION Summary Same Property Results.................................................................................................................................................................... 19 Occupancy and Leasing Summary................................................................................................................................................................. 20 Tenant Diversity and Credit Characteristics.................................................................................................................................................. 21 Tenants Representing 1% or More of Total Annualized Rental Income.................................................................................................. 22 Lease Expiration Schedule............................................................................................................................................................................... 23 NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS......................................................................................................................... 24 WARNING CONCERNING FORWARD-LOOKING STATEMENTS............................................................................................................................. 26 Please refer to Non-GAAP Financial Measures and Certain Definitions for terms used throughout this document. Unless otherwise noted, all data presented in this supplemental operating and financial data report excludes three properties, which are encumbered by $82.0 million of mortgage notes, owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 14 for information regarding these joint ventures and related mortgage notes.

Supplemental Q2 2021 3 The Company: Office Properties Income Trust, or OPI, we, our, or us, is a real estate investment trust, or REIT, focused on owning, operating and leasing properties primarily leased to single tenants and tenants with high credit quality characteristics such as government entities. The majority of our properties are office buildings. OPI is included in 144 market indices and comprises more than 1% of the following indices as of June 30, 2021: Invesco KBW Premium Yield Equity REIT ETF INAV Index (KBWYIV), BI North America Office REIT Valuation Peers (BROFFRTV), Invesco S&P SmallCap Financials ETF INAV Index (PSCFIV), Invesco S&P SmallCap 600 Pure Value ETF INAV Index (RZVIV), Bloomberg Reit Office Property Index (BBREOFPY), TFMS HIPS Index (TFMSHIPP) and the Invesco S&P SmallCap 600 Equal Weight ETF INAV Index (EWSCIV). Management: OPI is managed by The RMR Group LLC, or RMR LLC, the majority owned operating subsidiary of The RMR Group Inc. (Nasdaq: RMR). RMR is an alternative asset management company that is focused on commercial real estate and related businesses. RMR primarily provides management services to publicly traded real estate companies, privately held real estate funds and real estate related operating businesses. As of June 30, 2021, RMR had $32.4 billion of real estate assets under management and the combined RMR managed companies had approximately $10 billion of annual revenues, nearly 2,100 properties and approximately 42,000 employees. We believe that being managed by RMR is a competitive advantage for OPI because of RMR’s depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services if we were self managed. RETURN TO TABLE OF CONTENTS Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458-1634 (617) 219-1440 Stock Exchange Listing: Nasdaq Trading Symbols: Common Shares: OPI Senior Unsecured Notes due 2050: OPINL Snapshot (as of June 30, 2021): Total properties: 181 Rentable sq. ft.: 24.1 million Percent leased: 89.5% Company Profile

Supplemental Q2 2021 4 Board of Trustees Donna D. Fraiche Barbara D. Gilmore John L. Harrington Independent Trustee Independent Trustee Independent Trustee William A. Lamkin Elena B. Poptodorova Jeffrey P. Somers Independent Trustee Lead Independent Trustee Independent Trustee Jennifer B. Clark Adam D. Portnoy Managing Trustee Chair of the Board & Managing Trustee Executive Officers Christopher J. Bilotto Matthew C. Brown President and Chief Operating Officer Chief Financial Officer and Treasurer Contact Information Investor Relations Inquiries Office Properties Income Trust Financial, investor and media inquiries should be directed to: Two Newton Place Olivia Snyder, Manager, Investor Relations, 255 Washington Street, Suite 300 at (617) 219-1410 or osnyder@opireit.com Newton, MA 02458-1634 (617) 219-1410 ir@opireit.com www.opireit.com Investor Information RETURN TO TABLE OF CONTENTS Washington, DC

Supplemental Q2 2021 5 Equity Research Coverage B. Riley Securities, Inc. BofA Securities Bryan Maher James Feldman bmaher@brileyfin.com james.feldman@baml.com (646) 885-5423 (646) 855-5808 JMP Securities Morgan Stanley Aaron Hecht Vikram Malhotra ahecht@jmpsecurities.com vikram.malhotra@morganstanley.com (415) 835-3963 (212) 761-7064 RBC Capital Markets Michael Carroll michael.carroll@rbccm.com (440) 715-2649 Rating Agencies Moody's Investors Service S&P Global Lori Marks Michael Souers lori.marks@moodys.com michael.souers@spglobal.com (212) 553-0376 (212) 438-2508 OPI is followed by the analysts and its credit is rated by the rating agencies listed on this page. Please note that any opinions, estimates or forecasts regarding OPI’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of OPI or its management. OPI does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies. Research Coverage Issuer Ratings: Moody's: Baa3 S&P Global: BBB- RETURN TO TABLE OF CONTENTS

Supplemental Q2 2021 6 As of and for the Three Months Ended As of 6/30/2021 3/31/2021 12/31/2020 9/30/2020 6/30/2020 6/30/2021 Selected Balance Sheet Data: Capitalization: Total gross assets $ 4,666,348 $ 4,419,664 $ 4,398,350 $ 4,409,391 $ 4,400,379 Total common shares (at end of period) 48,334,357 Total assets $ 4,211,213 $ 3,952,579 $ 3,946,436 $ 3,973,045 $ 3,977,663 Closing price (at end of period) $ 29.31 Total liabilities $ 2,682,663 $ 2,331,581 $ 2,337,044 $ 2,336,373 $ 2,311,233 Equity market capitalization (at end of period) $ 1,416,680 Total shareholders' equity $ 1,528,550 $ 1,620,998 $ 1,609,392 $ 1,636,672 $ 1,666,430 Debt (principal balance) 2,545,903 Total market capitalization $ 3,962,583 Selected Income Statement Data: Rental income $ 137,099 $ 144,524 $ 146,625 $ 145,806 $ 145,603 Liquidity: Net income (loss) $ (66,697) $ 37,860 $ (1,664) $ (3,797) $ 1,299 Cash and cash equivalents $ 18,667 NOI $ 90,979 $ 96,499 $ 97,168 $ 95,763 $ 98,834 Availability under $750,000 unsecured revolving credit facility 365,000 Adjusted EBITDAre $ 85,251 $ 90,906 $ 91,301 $ 89,817 $ 92,883 FFO $ 37,680 $ 56,609 $ 61,610 $ 62,628 $ 66,640 Total liquidity $ 383,667 Normalized FFO $ 55,385 $ 61,809 $ 61,842 $ 62,628 $ 67,197 CAD $ 33,831 $ 47,652 $ 42,344 $ 44,557 $ 45,543 Rolling four quarter CAD $ 168,384 $ 180,096 $ 179,810 $ 177,210 $ 171,277 Per Common Share Data (basic and diluted): Net income (loss) $ (1.38) $ 0.78 $ (0.03) $ (0.08) $ 0.03 FFO (basic) $ 0.78 $ 1.18 $ 1.28 $ 1.30 $ 1.39 FFO (diluted) $ 0.78 $ 1.17 $ 1.28 $ 1.30 $ 1.39 Normalized FFO $ 1.15 $ 1.28 $ 1.28 $ 1.30 $ 1.40 CAD $ 0.70 $ 0.99 $ 0.88 $ 0.93 $ 0.95 Rolling four quarter CAD $ 3.50 $ 3.75 $ 3.74 $ 3.68 $ 3.56 Dividends: Annualized dividends paid per share during the period $ 2.20 $ 2.20 $ 2.20 $ 2.20 $ 2.20 Annualized dividend yield (at end of period) 7.5% 8.0% 9.7% 10.6% 8.5% Normalized FFO payout ratio 47.8% 43.0% 43.0% 42.3% 39.3% Rolling four quarter CAD payout ratio 62.9% 58.7% 58.8% 59.6% 61.8% (dollars in thousands, except per share data) RETURN TO TABLE OF CONTENTS Key Financial Data

Supplemental Q2 2021 7 June 30, December 31, 2021 2020 ASSETS Real estate properties: Land $ 865,218 $ 830,884 Buildings and improvements 2,982,746 2,691,259 Total real estate properties, gross 3,847,964 3,522,143 Accumulated depreciation (455,135) (451,914) Total real estate properties, net 3,392,829 3,070,229 Assets of properties held for sale 47,698 75,177 Investments in unconsolidated joint ventures 36,669 37,951 Acquired real estate leases, net 570,449 548,943 Cash and cash equivalents 18,667 42,045 Restricted cash 1,414 14,810 Rents receivable 90,985 101,766 Deferred leasing costs, net 46,185 42,626 Other assets, net 6,317 12,889 Total assets $ 4,211,213 $ 3,946,436 LIABILITIES AND SHAREHOLDERS’ EQUITY Unsecured revolving credit facility $ 385,000 $ — Senior unsecured notes, net 2,032,764 2,033,242 Mortgage notes payable, net 98,739 169,729 Liabilities of properties held for sale 2,427 891 Accounts payable and other liabilities 127,359 116,480 Due to related persons 17,882 6,114 Assumed real estate lease obligations, net 18,492 10,588 Total liabilities 2,682,663 2,337,044 Commitments and contingencies Shareholders’ equity: Common shares of beneficial interest, $.01 par value: 200,000,000 shares authorized, 48,334,357 and 48,318,366 shares issued and outstanding, respectively 483 483 Additional paid in capital 2,616,450 2,615,305 Cumulative net income 155,058 183,895 Cumulative common distributions (1,243,441) (1,190,291) Total shareholders’ equity 1,528,550 1,609,392 Total liabilities and shareholders’ equity $ 4,211,213 $ 3,946,436 Condensed Consolidated Balance Sheets (dollars in thousands, except per share data) RETURN TO TABLE OF CONTENTS Fort Mill, SC

Supplemental Q2 2021 8 Three Months Ended June 30, Six Months Ended June 30, 2021 2020 2021 2020 Rental income $ 137,099 $ 145,603 $ 281,623 $ 295,488 Expenses: Real estate taxes 15,912 15,781 32,066 32,588 Utility expenses 5,310 5,201 11,742 12,213 Other operating expenses 24,898 25,787 50,337 51,667 Depreciation and amortization 55,371 64,170 119,458 127,113 Loss on impairment of real estate 48,197 — 55,857 — General and administrative (1) 12,970 7,204 24,242 14,313 Total expenses 162,658 118,143 293,702 237,894 Gain on sale of real estate 114 66 54,118 10,822 Interest and other income 2 30 7 736 Interest expense (including net amortization of debt premiums, discounts and issuance costs of $2,492, $2,402, $4,924 and $4,685, respectively) (29,001) (25,205) (57,799) (52,364) Loss on early extinguishment of debt (11,794) (557) (11,794) (3,839) Income (loss) before income tax (expense) benefit and equity in net losses of investees (66,238) 1,794 (27,547) 12,949 Income tax (expense) benefit 121 (235) (314) (274) Equity in net losses of investees (580) (260) (976) (536) Net income (loss) $ (66,697) $ 1,299 $ (28,837) $ 12,139 Weighted average common shares outstanding (basic and diluted) 48,165 48,106 48,163 48,101 Per common share amounts (basic and diluted): Net income (loss) $ (1.38) $ 0.03 $ (0.60) $ 0.25 Additional Data: General and administrative expenses / total assets (at end of period) 0.31% 0.18% 0.58% 0.36% Non-cash straight line rent adjustments included in rental income $ 3,847 $ 3,468 $ 9,204 $ 9,051 Lease value amortization included in rental income $ (667) $ (1,405) $ (1,389) $ (2,837) Lease termination fees included in rental income $ — $ 3 $ — $ 6 Non-cash amortization included in other operating expenses (2) $ 121 $ 121 $ 242 $ 242 Non-cash amortization included in general and administrative expenses (2) $ 151 $ 151 $ 302 $ 302 Condensed Consolidated Statements of Income (Loss) (amounts in thousands, except per share data) RETURN TO TABLE OF CONTENTS (1) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income (loss). In calculating net income (loss) in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income (loss), we do not include such expense in the calculations of Adjusted EBITDAre or Normalized FFO until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. Net income (loss) includes estimated business management incentive fee expense of $5,911 and $11,111 for the three and six months ended June 30, 2021, respectively. No estimated business management incentive fee expense was included in net income (loss) for the three and six months ended June 30, 2020. (2) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our former investment in The RMR Group Inc., or RMR Inc., common stock in June 2015. This liability is being amortized on a straight line basis through December 31, 2035 as an allocated reduction to business management fee expense and property management fee expense, which are included in general and administrative and other operating expenses, respectively.

Supplemental Q2 2021 9 Fixed vs. Variable Rate Debt Fixed 84.9% Variable 15.1% Coupon Rate (1) Interest Rate (2) Principal Balance Maturity Date Due at Maturity Years to Maturity Unsecured Floating Rate Debt: $750,000 unsecured revolving credit facility (3) (4) 1.190% 1.190% $ 385,000 1/31/2023 $ 385,000 1.6 Unsecured Fixed Rate Debt: Senior unsecured notes due 2022 4.150% 4.196% 300,000 2/1/2022 300,000 0.6 Senior unsecured notes due 2022 4.000% 4.000% 300,000 7/15/2022 300,000 1.0 Senior unsecured notes due 2024 4.250% 4.404% 350,000 5/15/2024 350,000 2.9 Senior unsecured notes due 2025 4.500% 4.521% 650,000 2/1/2025 650,000 3.6 Senior unsecured notes due 2026 2.650% 2.815% 300,000 6/15/2026 300,000 5.0 Senior unsecured notes due 2050 6.375% 6.375% 162,000 6/23/2050 162,000 29.0 Subtotal / weighted average 4.212% 4.275% 2,062,000 2,062,000 4.9 Secured Fixed Rate Debt: Mortgage debt - One property in Washington, DC 4.220% 4.190% 25,433 7/1/2022 24,668 1.0 Mortgage debt - One property in Chicago, IL 3.700% 4.210% 50,000 6/1/2023 50,000 1.9 Mortgage debt - One property in Washington, DC 4.800% 4.190% 23,470 6/1/2023 22,584 1.9 Subtotal / weighted average 4.095% 4.200% 98,903 97,252 1.7 Total / weighted average 3.750% 3.806% $ 2,545,903 $ 2,544,252 4.2 See accompanying notes on the following page. Secured vs. Unsecured Debt Unsecured 96.1% Secured 3.9% Debt Summary As of June 30, 2021 (dollars in thousands) RETURN TO TABLE OF CONTENTS

Supplemental Q2 2021 10 $385,000 $600,000 $350,000 $650,000 $462,000 $72,784 Unsecured Floating Rate Debt Unsecured Fixed Rate Debt Secured Fixed Rate Debt 2021 2022 2023 2024 2025 2026 and thereafter $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 Year Unsecured Floating Rate Debt Unsecured Fixed Rate Debt Secured Fixed Rate Debt Total Debt % of Total Debt 2021 $ — $ — $ 601 $ 601 —% 2022 — 600,000 25,518 625,518 24.6% 2023 385,000 — 72,784 457,784 18.0% 2024 — 350,000 — 350,000 13.8% 2025 — 650,000 — 650,000 25.5% 2026 and thereafter — 462,000 — 462,000 18.1% Total principal balance $ 385,000 $ 2,062,000 $ 98,903 $ 2,545,903 100.0% Percent of total principal balance 15.1% 81.0% 3.9% 100.0% $25,518 RETURN TO TABLE OF CONTENTS Debt Maturity Schedule As of June 30, 2021 (dollars in thousands) (5) (5) (1) Reflects the interest rate stated in, or determined pursuant to, the contract terms. (2) Includes the effect of mark to market accounting for certain mortgages and discounts and premiums on senior unsecured notes. Excludes the effect of debt issuance costs amortization. (3) We are required to pay interest on borrowings under our revolving credit facility at a rate of LIBOR plus a premium of 110 basis points per annum. We also pay a facility fee of 25 basis points per annum on the total amount of lending commitments under our revolving credit facility. Both the interest rate premium and facility fee are subject to adjustment based upon changes to our credit ratings. The interest rate listed is as of June 30, 2021 and excludes the 25 basis point facility fee. Subject to the payment of an extension fee and meeting certain other conditions, we may extend the maturity date of our revolving credit facility by two additional six month periods. (4) The maximum aggregate borrowing availability under the credit agreement governing our revolving credit facility may be increased to up to $1,950,000 in certain circumstances. (5) Represents the amount, if any, outstanding under our revolving credit facility at June 30, 2021. (6) Represents Secured Fixed Rate Debt payments in 2021. $601 (6)

Supplemental Q2 2021 11 Leverage Ratios, Coverage Ratios and Public Debt Covenants RETURN TO TABLE OF CONTENTS As of and for the Three Months Ended 6/30/2021 3/31/2021 12/31/2020 9/30/2020 6/30/2020 Leverage Ratios: Net debt / total gross assets 54.2% 46.6% 50.0% 49.9% 49.9% Net debt / gross book value of real estate assets 49.7% 44.4% 46.9% 46.6% 46.4% Secured debt / total assets 2.3% 4.3% 4.3% 4.3% 5.3% Variable rate debt / net debt 15.2% 0.0% 0.0% 0.0% 9.1% Coverage Ratios: Adjusted EBITDAre / interest expense 2.9x 3.2x 3.2x 3.3x 3.7x Net debt / annualized Adjusted EBITDAre 6.9x 5.7x 6.0x 6.1x 5.9x Public Debt Covenants: Total debt / adjusted total assets (maximum 60.0%) 49.2% 45.7% 46.3% 46.4% 46.3% Secured debt / adjusted total assets (maximum 40.0%) 1.9% 3.5% 3.5% 3.5% 4.4% Consolidated income available for debt service / debt service (minimum 1.50x) 3.2x 3.2x 3.4x 3.3x 3.7x Total unencumbered assets / unsecured debt (minimum 150.0%) 200.8% 218.4% 214.0% 213.3% 215.8% Atlanta, GA (1) (1) Annualized Adjusted EBITDAre for the three months ended June 30, 2021 is pro forma as if the acquisitions of two properties during the quarter occurred on April 1, 2021. Net debt / annualized Adjusted EBITDAre would have been 7.4x, excluding the pro forma Adjusted EBITDAre adjustment of $5,671 for the two property acquisitions.

Supplemental Q2 2021 12 For the Three Months Ended 6/30/2021 3/31/2021 12/31/2020 9/30/2020 6/30/2020 Lease related costs $ 11,215 $ 6,970 $ 8,746 $ 7,192 $ 11,921 Building improvements 7,765 4,526 11,466 10,579 10,005 Recurring capital expenditures 18,980 11,496 20,212 17,771 21,926 Development, redevelopment and other activities 12,738 4,906 5,598 5,521 2,578 Total capital expenditures $ 31,718 $ 16,402 $ 25,810 $ 23,292 $ 24,504 Average rentable sq. ft. during period 24,330 24,729 24,899 24,909 24,908 Building improvements per average sq. ft. during period $ 0.32 $ 0.18 $ 0.46 $ 0.42 $ 0.40 Capital Expenditures Summary (dollars and sq. ft. in thousands, except per sq. ft. data) RETURN TO TABLE OF CONTENTS Provo, UT

Supplemental Q2 2021 13 Acquisitions: Date Aquired Location Number of Properties Sq. Ft. Purchase Price Purchase Price / Sq. Ft. Cap Rate Weighted Average Remaining Lease Term in Years Percent Leased at Acquisition 6/24/2021 Chicago, IL 1 531 $ 355,000 $ 668 4.7% 6.6 99.2% 6/25/2021 Atlanta, GA 1 346 195,000 564 6.3% 14.2 98.4% Total / Weighted Average 2 877 $ 550,000 $ 627 5.3% 9.8 98.9% Dispositions: Date Sold Location Number of Properties Sq. Ft. Gross Sales Price 1/13/2021 Kansas City, MO (1) — 10 $ 845 1/22/2021 Richmond, VA 1 311 130,000 4/22/2021 Huntsville, AL 1 1,371 39,000 7/7/2021 Fresno, CA 1 532 6,000 7/15/2021 Liverpool, NY 1 38 650 Total 4 2,262 $ 176,495 (1) Consists of a warehouse facility adjacent to a property we own in Kansas City, MO. Property Acquisitions and Dispositions Information Since January 1, 2021 (dollars and sq. ft. in thousands, except per sq. ft. data) RETURN TO TABLE OF CONTENTS Chicago, IL

Supplemental Q2 2021 14 Unconsolidated Joint Ventures: Joint Venture OPI Ownership OPI Investment Number of Properties Location Square Feet Occupancy Weighted Average Remaining Lease Term (1) Prosperity Metro Plaza 51% $ 21,431 2 Fairfax, VA 329 71.7% 3.4 years 1750 H Street, NW 50% 15,238 1 Washington, D.C. 115 9.5% 2.4 years Total / Weighted Average $ 36,669 3 444 55.5% 3.4 years (1) Lease term is weighted based on annualized rental income. (2) Includes the effect of interest rate protection and mark to market accounting. (3) Reflects our proportionate share of the principal debt balances based on our ownership percentage of the applicable joint venture; none of the debt is recourse to us. (4) The mortgage loan requires interest-only payments through December 2024, at which time the loan requires principal and interest payments through its maturity date. (5) Reflects our proportionate share of operating results based on our ownership percentage of the respective joint ventures. (6) Includes interest expense, net of other income. (7) Our unconsolidated joint ventures report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to the unconsolidated joint ventures by their tenants, as well as the net effect of non-cash amortization of intangible lease assets and liabilities. Investments in Unconsolidated Joint Ventures As of June 30, 2021 (dollars and sq. ft. in thousands) RETURN TO TABLE OF CONTENTS Results of Operations - Unconsolidated Joint Ventures: (5) For the Three Months Ended June 30, 2021 For the Six Months Ended June 30, 2021 Prosperity Metro Plaza 1750 H Street, NW Total Prosperity Metro Plaza 1750 H Street, NW Total Equity in losses $ (131) $ (449) $ (580) $ (151) $ (825) $ (976) Depreciation and amortization 597 326 923 1,197 732 1,929 Other expenses, net (6) 258 149 407 516 305 821 NOI 724 26 750 1,562 212 1,774 Lease value amortization included in rental income (7) (1) — (1) (2) — (2) Non-cash straight line rent adjustments included in rental income (7) (63) 11 (52) (121) 26 (95) Cash Basis NOI $ 660 $ 37 $ 697 $ 1,439 $ 238 $ 1,677 Distributions received by OPI $ 153 $ — $ 153 $ 306 $ — $ 306 Outstanding Unconsolidated Debt: Joint Venture OPI Ownership Interest Rate (2) Maturity Date Principal Balance Annualized Debt Service Principal Balance at Maturity OPI Share of Principal Balance (3) Prosperity Metro Plaza (4) 51% 4.090% 12/1/2029 $ 50,000 $ 2,045 $ 45,246 $ 25,500 1750 H Street, NW 50% 3.690% 8/1/2024 32,000 1,181 32,000 16,000 Total / Weighted Average 3.934% $ 82,000 $ 3,226 $ 77,246 $ 41,500

Supplemental Q2 2021 15 For the Three Months Ended For the Six Months Ended 6/30/2021 3/31/2021 12/31/2020 9/30/2020 6/30/2020 6/30/2021 6/30/2020 Calculation of NOI and Cash Basis NOI: Rental income $ 137,099 $ 144,524 $ 146,625 $ 145,806 $ 145,603 $ 281,623 $ 295,488 Property operating expenses (46,120) (48,025) (49,457) (50,043) (46,769) (94,145) (96,468) NOI 90,979 96,499 97,168 95,763 98,834 187,478 199,020 Non-cash straight line rent adjustments included in rental income (3,847) (5,357) (3,116) (3,912) (3,468) (9,204) (9,051) Lease value amortization included in rental income 667 722 1,291 1,312 1,405 1,389 2,837 Lease termination fees included in rental income — — (90) (2) (3) — (6) Non-cash amortization included in property operating expenses (1) (121) (121) (121) (121) (121) (242) (242) Cash Basis NOI $ 87,678 $ 91,743 $ 95,132 $ 93,040 $ 96,647 $ 179,421 $ 192,558 Reconciliation of Net Income (Loss) to NOI and Cash Basis NOI: Net income (loss) $ (66,697) $ 37,860 $ (1,664) $ (3,797) $ 1,299 $ (28,837) $ 12,139 Equity in net losses of investees 580 396 378 279 260 976 536 Income tax expense (benefit) (121) 435 157 (54) 235 314 274 Income (loss) before income tax expense (benefit) and equity in net losses of investees (66,238) 38,691 (1,129) (3,572) 1,794 (27,547) 12,949 Loss on early extinguishment of debt 11,794 — — — 557 11,794 3,839 Interest expense 29,001 28,798 28,842 27,097 25,205 57,799 52,364 Interest and other income (2) (5) (41) (2) (30) (7) (736) Gain on sale of real estate (114) (54,004) (33) — (66) (54,118) (10,822) General and administrative 12,970 11,272 7,071 7,059 7,204 24,242 14,313 Acquisition and transaction related costs — — 232 — — — — Loss on impairment of real estate 48,197 7,660 — 2,954 — 55,857 — Depreciation and amortization 55,371 64,087 62,226 62,227 64,170 119,458 127,113 NOI 90,979 96,499 97,168 95,763 98,834 187,478 199,020 Non-cash amortization included in property operating expenses (1) (121) (121) (121) (121) (121) (242) (242) Lease termination fees included in rental income — — (90) (2) (3) — (6) Lease value amortization included in rental income 667 722 1,291 1,312 1,405 1,389 2,837 Non-cash straight line rent adjustments included in rental income (3,847) (5,357) (3,116) (3,912) (3,468) (9,204) (9,051) Cash Basis NOI $ 87,678 $ 91,743 $ 95,132 $ 93,040 $ 96,647 $ 179,421 $ 192,558 (1) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our former investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which is included in property operating expenses. Calculation and Reconciliation of NOI and Cash Basis NOI (dollars in thousands) RETURN TO TABLE OF CONTENTS

Supplemental Q2 2021 16 For the Three Months Ended For the Six Months Ended 6/30/2021 6/30/2020 6/30/2021 6/30/2020 Reconciliation of NOI to Same Property NOI: Rental income $ 137,099 $ 145,603 $ 281,623 $ 295,488 Property operating expenses (46,120) (46,769) (94,145) (96,468) NOI 90,979 98,834 187,478 199,020 Less: NOI of properties not included in same property results (3,319) (9,388) (10,781) (20,260) Same Property NOI $ 87,660 $ 89,446 $ 176,697 $ 178,760 Calculation of Same Property Cash Basis NOI: Same Property NOI $ 87,660 $ 89,446 $ 176,697 $ 178,760 Add: Lease value amortization included in rental income 679 814 1,401 1,653 Less: Non-cash straight line rent adjustments included in rental income (3,841) (3,099) (9,656) (7,629) Non-cash amortization included in property operating expenses (1) (99) (97) (198) (194) Same Property Cash Basis NOI $ 84,399 $ 87,064 $ 168,244 $ 172,590 (1) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our former investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which is included in other operating expenses. Reconciliation and Calculation of Same Property NOI and Same Property Cash Basis NOI (dollars in thousands) RETURN TO TABLE OF CONTENTS Reston, VA

Supplemental Q2 2021 17 For the Three Months Ended For the Six Months Ended 6/30/2021 3/31/2021 12/31/2020 9/30/2020 6/30/2020 6/30/2021 6/30/2020 Net income (loss) $ (66,697) $ 37,860 $ (1,664) $ (3,797) $ 1,299 $ (28,837) $ 12,139 Add (less): Interest expense 29,001 28,798 28,842 27,097 25,205 57,799 52,364 Income tax expense (benefit) (121) 435 157 (54) 235 314 274 Depreciation and amortization 55,371 64,087 62,226 62,227 64,170 119,458 127,113 EBITDA 17,554 131,180 89,561 85,473 90,909 148,734 191,890 Add (less): Loss on impairment of real estate 48,197 7,660 — 2,954 — 55,857 — Gain on sale of real estate (114) (54,004) (33) — (66) (54,118) (10,822) Distributions received from unconsolidated joint ventures 153 153 204 255 102 306 153 Equity in losses of unconsolidated joint ventures 580 396 378 279 260 976 536 EBITDAre 66,370 85,385 90,110 88,961 91,205 151,755 181,757 Add (less): Acquisition and transaction related costs — — 232 — — — — General and administrative expense paid in common shares (1) 1,176 321 959 856 1,121 1,497 1,500 Estimated business management incentive fees (2) 5,911 5,200 — — — 11,111 — Loss on early extinguishment of debt 11,794 — — — 557 11,794 3,839 Adjusted EBITDAre $ 85,251 $ 90,906 $ 91,301 $ 89,817 $ 92,883 $ 176,157 $ 187,096 Calculation of EBITDA, EBITDAre and Adjusted EBITDAre (dollars in thousands) (1) Amounts represent equity based compensation to our Trustees, our officers and certain other employees of RMR LLC. (2) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income (loss). In calculating net income (loss) in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income (loss), we do not include such expense in the calculation of Adjusted EBITDAre until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. RETURN TO TABLE OF CONTENTS

Supplemental Q2 2021 18 For the Three Months Ended For the Six Months Ended 6/30/2021 3/31/2021 12/31/2020 9/30/2020 6/30/2020 6/30/2021 6/30/2020 Net income (loss) $ (66,697) $ 37,860 $ (1,664) $ (3,797) $ 1,299 $ (28,837) $ 12,139 Add (less): Depreciation and amortization: Consolidated properties 55,371 64,087 62,226 62,227 64,170 119,458 127,113 Unconsolidated joint venture properties 923 1,006 1,081 1,244 1,237 1,929 2,478 Loss on impairment of real estate 48,197 7,660 — 2,954 — 55,857 — Gain on sale of real estate (114) (54,004) (33) — (66) (54,118) (10,822) FFO 37,680 56,609 61,610 62,628 66,640 94,289 130,908 Add (less): Acquisition and transaction related costs — — 232 — — — — Loss on early extinguishment of debt 11,794 — — — 557 11,794 3,839 Estimated business management incentive fees (1) 5,911 5,200 — — — 11,111 — Normalized FFO 55,385 61,809 61,842 62,628 67,197 117,194 134,747 Add (less): Non-cash expenses (2) 804 (1) 607 533 808 803 887 Distributions from unconsolidated joint ventures 153 153 204 255 102 306 153 Depreciation and amortization - unconsolidated joint ventures (923) (1,006) (1,081) (1,244) (1,237) (1,929) (2,478) Equity in net losses of investees 580 396 378 279 260 976 536 Loss on early extinguishment of debt settled in cash (2,500) — — — — (2,500) (1,138) Non-cash straight line rent adjustments included in rental income (3,847) (5,357) (3,116) (3,912) (3,468) (9,204) (9,051) Lease value amortization included in rental income 667 722 1,291 1,312 1,405 1,389 2,837 Net amortization of debt premiums, discounts and issuance costs 2,492 2,432 2,431 2,477 2,402 4,924 4,685 Recurring capital expenditures (18,980) (11,496) (20,212) (17,771) (21,926) (30,476) (38,269) CAD $ 33,831 $ 47,652 $ 42,344 $ 44,557 $ 45,543 $ 81,483 $ 92,909 Weighted average common shares outstanding (basic) 48,165 48,161 48,161 48,132 48,106 48,163 48,101 Weighted average common shares outstanding (diluted) 48,165 48,196 48,161 48,132 48,106 48,163 48,101 Per common share amounts (basic and diluted): Net income (loss) $ (1.38) $ 0.78 $ (0.03) $ (0.08) $ 0.03 $ (0.60) $ 0.25 FFO (basic) $ 0.78 $ 1.18 $ 1.28 $ 1.30 $ 1.39 $ 1.96 $ 2.72 FFO (diluted) $ 0.78 $ 1.17 $ 1.28 $ 1.30 $ 1.39 $ 1.96 $ 2.72 Normalized FFO $ 1.15 $ 1.28 $ 1.28 $ 1.30 $ 1.40 $ 2.43 $ 2.80 CAD $ 0.70 $ 0.99 $ 0.88 $ 0.93 $ 0.95 $ 1.69 $ 1.93 (1) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income (loss). In calculating net income (loss) in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income (loss), we do not include such expense in the calculation of Normalized FFO until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. (2) Non-cash expenses include equity based compensation, adjustments recorded to capitalize interest expense and amortization of the liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our former investment in RMR Inc. common stock in June 2015. This liability is being amortized on a straight line basis through December 31, 2035 as an allocated reduction to business management fee expense and property management fee expense, which are included in general and administrative and other operating expenses, respectively. Calculation of FFO, Normalized FFO and CAD (amounts in thousands, except per share data) RETURN TO TABLE OF CONTENTS

Supplemental Q2 2021 19 For the Three Months Ended For the Six Months Ended 6/30/2021 6/30/2020 6/30/2021 6/30/2020 Properties (end of period) (1) 169 169 168 168 Rentable sq. ft. 21,114 21,111 21,101 21,098 Percent leased 91.8% 94.0% 91.8% 94.1% Rental income $ 130,827 $ 131,948 $ 264,015 $ 265,083 Same Property NOI $ 87,660 $ 89,446 $ 176,697 $ 178,760 Same Property Cash Basis NOI $ 84,399 $ 87,064 $ 168,244 $ 172,590 Same Property NOI % margin 67.0% 67.8% 66.9% 67.4% Same Property Cash Basis NOI % margin 66.1% 67.1% 65.8% 66.6% Same Property NOI % change (2.0%) (1.2%) Same Property Cash Basis NOI % change (3.1%) (2.5%) (1) Includes one leasable land parcel. Summary Same Property Results (dollars and sq. ft. in thousands) RETURN TO TABLE OF CONTENTS San Jose, CA

Supplemental Q2 2021 20 As of and for the Three Months Ended As of and for the Six Months Ended 6/30/2021 3/31/2021 12/31/2020 9/30/2020 6/30/2020 6/30/2021 Properties (end of period) (1) 181 180 181 184 184 181 Rentable sq. ft. (1) 24,091 24,568 24,889 24,909 24,909 24,091 Percentage leased 89.5% 90.8% 91.2% 91.2% 91.7% 89.5% Leasing Activity (sq. ft.): New leases 269 33 97 18 78 302 Renewals 279 542 42 577 564 821 Total 548 575 139 595 642 1,123 % Change in GAAP Rent: (2) New leases 23.1% 27.0% (11.9%) 0.8% 23.5% 23.3% Renewals 10.0% 2.3% 8.5% 33.1% 1.0% 5.3% Total 17.1% 3.2% (7.0%) 31.0% 3.9% 11.2% Weighted Average Lease Term by Sq. Ft. (years): New leases 26.4 7.0 11.6 4.0 12.8 24.3 Renewals 7.2 5.3 5.1 10.8 5.1 6.0 Total 16.6 5.4 9.7 10.6 6.1 10.9 Leasing Cost and Concession Commitments: New leases (3) $ 69,988 $ 1,207 $ 6,845 $ 193 $ 8,158 $ 71,195 Renewals 6,714 5,938 862 6,045 8,371 12,652 Total $ 76,702 $ 7,145 $ 7,707 $ 6,238 $ 16,529 $ 83,847 Leasing Cost and Concession Commitments per Sq. Ft.: New leases (3) $ 260.02 $ 35.97 $ 70.08 $ 10.95 $ 104.83 $ 235.19 Renewals $ 24.09 $ 10.96 $ 20.62 $ 10.48 $ 14.85 $ 15.42 Total $ 139.98 $ 12.42 $ 55.26 $ 10.49 $ 25.76 $ 74.66 Leasing Cost and Concession Commitments per Sq. Ft. per Year: New leases (3) $ 9.85 $ 5.12 $ 6.04 $ 2.77 $ 8.16 $ 9.69 Renewals $ 3.35 $ 2.05 $ 4.05 $ 0.97 $ 2.90 $ 2.58 Total $ 8.42 $ 2.28 $ 5.73 $ 0.99 $ 4.25 $ 6.85 (1) Includes one leasable land parcel. (2) Percent difference in prior rents charged for same space or, in the case of space acquired vacant, market rental rates for similar space in the building at the date of acquisition. Rents include estimated recurring expense reimbursements paid to us, exclude lease value amortization and are net of lease concessions. (3) Data as of June 30, 2021 includes commitments totaling approximately $66,000 in connection with the lease we entered with Sonesta International Hotels Corporation, or Sonesta, in June 2021 related to the redevelopment of a property in Washington, D.C. These costs represent the estimated costs related to the planned hotel component of the building. Occupancy and Leasing Summary (dollars and sq. ft. in thousands, except per sq. ft. data) This leasing summary is based on leases entered during the periods indicated. RETURN TO TABLE OF CONTENTS

Supplemental Q2 2021 21 Investment Grade 63.3% Non-Investment Grade 10.2% Not Rated 26.5% Percentage of Total Annualized Rental Income Tenant Credit Characteristics (4) (3) Government: 38.6% Technology & Communications: 18.3% Real Estate & Financial: 15.5% Legal & Other Professional Services: 11.1% Manufacturing & Transportation: 8.6% Food: 2.4% Hospitality: 2.0% Life Sciences and Medical: 1.5% Energy Services: 0.9% Other: 1.1% Tenant Industry (1) Includes the U.S. Government, state governments, municipalities and government contractors. Tenant Diversity and Credit Characteristics As of June 30, 2021 RETURN TO TABLE OF CONTENTS (1) Columbia, MD

Supplemental Q2 2021 22 Tenant Credit Rating Sq. Ft. % of Leased Sq. Ft. Annualized Rental Income % of Total Annualized Rental Income 1 U.S. Government Investment Grade 5,068 23.5% $ 130,564 22.0% 2 Alphabet Inc (Google) Investment Grade 386 1.8% 21,132 3.6% 3 State of California Investment Grade 651 3.0% 19,372 3.3% 4 Shook, Hardy & Bacon L.L.P. Not Rated 596 2.8% 19,187 3.2% 5 Bank of America Corporation Investment Grade 577 2.7% 15,803 2.7% 6 IG Investments Holdings LLC Non Investment Grade 333 1.5% 14,748 2.5% 7 F5 Networks, Inc. Not Rated 299 1.4% 13,027 2.2% 8 Commonwealth of Massachusetts Investment Grade 311 1.4% 12,260 2.1% 9 CareFirst Inc. Not Rated 207 1.0% 11,870 2.0% 10 Northrop Grumman Corporation Investment Grade 337 1.6% 11,447 1.9% 11 Tyson Foods, Inc. Investment Grade 248 1.1% 11,198 1.9% 12 Sonesta International Hotels Corporation (1) Not Rated 230 1.1% 10,745 1.8% 13 Micro Focus International plc Non Investment Grade 406 1.9% 8,710 1.5% 14 CommScope Holding Company Inc Non Investment Grade 228 1.1% 8,166 1.4% 15 State of Georgia Investment Grade 308 1.4% 7,248 1.2% 16 PNC Bank Investment Grade 441 2.0% 6,924 1.2% 17 ServiceNow, Inc . Investment Grade 149 0.7% 6,623 1.1% 18 Compass Group plc Investment Grade 267 1.2% 6,496 1.1% 19 Allstate Insurance Co. Investment Grade 468 2.2% 6,475 1.1% 20 Automatic Data Processing, Inc. Investment Grade 289 1.3% 6,037 1.0% 21 Church & Dwight Co., Inc. Investment Grade 250 1.2% 6,031 1.0% 12,049 55.9% $ 354,063 59.8% Tenants Representing 1% Or More of Total Annualized Rental Income As of June 30, 2021 (dollars and sq. ft. in thousands) RETURN TO TABLE OF CONTENTS Houston, TX (1) In June 2021, we entered into a 30-year lease with Sonesta. The lease relates to the redevelopment of a property we own in Washington, D.C to a mixed use and Sonesta's lease relates to the planned hotel component of the property. The term of the lease commences upon our delivery of the completed hotel, which is estimated to occur in the first quarter of 2023.

Supplemental Q2 2021 23 Year (1) Number of Leases Expiring Leased Square Feet Expiring % of Total Leased Square Feet Expiring Cumulative % of Total Leased Square Feet Expiring Annualized Rental Income Expiring % of Total Annualized Rental Income Expiring Cumulative % of Total Annualized Rental Income Expiring 2021 39 1,231 5.7% 5.7% $ 27,972 4.7% 4.7% 2022 83 1,942 9.0% 14.7% 55,421 9.3% 14.0% 2023 65 2,415 11.2% 25.9% 77,849 13.1% 27.1% 2024 61 3,724 17.3% 43.2% 95,663 16.1% 43.2% 2025 53 2,157 10.0% 53.2% 46,546 7.8% 51.0% 2026 37 1,749 8.1% 61.3% 46,924 7.9% 58.9% 2027 36 1,967 9.1% 70.4% 51,418 8.7% 67.6% 2028 16 1,261 5.9% 76.3% 46,856 7.9% 75.5% 2029 18 966 4.5% 80.8% 26,456 4.5% 80.0% 2030 and thereafter 50 4,141 19.2% 100.0% 118,047 20.0% 100.0% Total 458 21,553 100.0% $ 593,152 100.0% Weighted average remaining lease term (in years) 5.6 5.9 (1) The year of lease expiration is pursuant to current contract terms. Lease Expiration Schedule As of June 30, 2021 (dollars and sq. ft. in thousands) RETURN TO TABLE OF CONTENTS Chicago, IL

Supplemental Q2 2021 24 Non-GAAP Financial Measures We present certain “non-GAAP financial measures” within the meaning of the applicable rules of the Securities and Exchange Commission, or SEC, including NOI, Cash Basis NOI, Same Property NOI, Same Property Cash Basis NOI, EBITDA, EBITDAre, Adjusted EBITDAre, FFO, Normalized FFO and CAD. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) as presented in our condensed consolidated statements of income (loss). We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss). We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of our properties. NOI and Cash Basis NOI The calculations of net operating income, or NOI, and Cash Basis NOI exclude certain components of net income (loss) in order to provide results that are more closely related to our property level results of operations. We calculate NOI and Cash Basis NOI as shown on page 15 and Same Property NOI and Same Property Cash Basis NOI as shown on page 16. We define NOI as income from our rental of real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization expense. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fees, if any, and non-cash amortization included in other operating expenses. We calculate Same Property NOI and Same Property Cash Basis NOI in the same manner that we calculate the corresponding NOI and Cash Basis NOI amounts, except that we only include same properties in calculating Same Property NOI and Same Property Cash Basis NOI. We use NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI to evaluate individual and company-wide property level performance. Other real estate companies and REITs may calculate NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI differently than we do. EBITDA, EBITDAre and Adjusted EBITDAre We calculate earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 17. EBITDAre is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is EBITDA, excluding gains and losses on the sale of real estate, loss on impairment of real estate assets and adjustments to reflect our share of EBITDAre of our unconsolidated joint ventures. In calculating Adjusted EBITDAre, we adjust for the items shown on page 17 and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. FFO and Normalized FFO We calculate funds from operations, or FFO, and Normalized FFO as shown on page 18. FFO is calculated on the basis defined by Nareit, which is net income (loss), calculated in accordance with GAAP, plus real estate depreciation and amortization of consolidated properties and our proportionate share of the real estate depreciation and amortization of unconsolidated joint venture properties, but excluding impairment charges on real estate assets and any gain or loss on sale of real estate, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO, we adjust for the other items shown on page 18 and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as an expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. FFO and Normalized FFO are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in our credit agreement and public debt covenants, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO and Normalized FFO differently than we do. Cash Available for Distribution We calculate cash available for distribution, or CAD, as shown on page 18. We define CAD as Normalized FFO minus recurring real estate related capital expenditures and adjusted for other non-cash and non-recurring items plus certain amounts excluded from Normalized FFO but settled in cash. CAD is among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other real estate companies and REITs may calculate CAD differently than we do. Non-GAAP Financial Measures and Certain Definitions RETURN TO TABLE OF CONTENTS

Supplemental Q2 2021 25 Adjusted total assets and total unencumbered assets include the original cost of real estate assets calculated in accordance with GAAP before impairment writedowns, if any, and exclude depreciation and amortization, accounts receivable and intangible assets. Annualized dividend yield is the annualized dividend per share paid during the period divided by the closing price of our common shares at the end of the period. Annualized rental income is calculated using the annualized contractual base rents from our tenants pursuant to our lease agreements as of June 30, 2021, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to us, and excluding lease value amortization. Building improvements generally include expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets. Cap rate represents the ratio of (x) annual straight line rental income, excluding the impact of above and below market lease amortization, based on existing leases at the acquisition date, less estimated annual property operating expenses as of the date of the acquisition, excluding depreciation and amortization expense, to (y) the acquisition purchase price, including the principal amount of assumed debt, if any, and excluding purchase price adjustments and acquisition related costs. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, gains and losses on early extinguishment of debt, gains and losses on sales of properties and equity in earnings of unconsolidated joint ventures and including distributions from our unconsolidated joint ventures, if any, determined together with debt service for the period presented. Development, redevelopment and other activities generally include capital expenditure projects that reposition a property or result in new sources of revenue. GAAP is U.S. generally accepted accounting principles. Gross book value of real estate assets is real estate properties at cost, plus certain acquisition costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any. Gross sales price is equal to the gross contract price, includes purchase price adjustments, if any, and excludes closing costs. Investment grade tenants include: (a) investment grade rated tenants; (b) tenants with investment grade rated parent entities that guarantee the tenant's lease obligations; and/or (c) tenants with investment grade rated parent entities that do not guarantee the tenant's lease obligations. Tenants contributing 54.1% of annualized rental income were investment grade rated (or their payment obligations were guaranteed by an investment grade rated parent) and tenants contributing an additional 9.2% of annualized rental income were subsidiaries of an investment grade rated parent (although these parent entities are not liable for the payment of rents). Lease related costs generally include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space and leasing related costs, such as brokerage commissions and tenant inducements. Leased square feet is pursuant to leases existing as of June 30, 2021, and includes (i) space being fitted out for tenant occupancy pursuant to our lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any. Square footage measurements are subject to changes when space is remeasured or reconfigured for new tenants. Leasing cost and concession commitments include commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent. Net debt is total debt less cash. Percent leased includes (i) space being fitted out for occupancy pursuant to our lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any, as of the measurement date. Purchase price represents the gross purchase price, including assumed debt, if any, and excludes acquisition related costs and purchase price adjustments and allocations. Rentable square feet represents total square feet available for lease as of June 30, 2021. Square footage measurements are subject to changes when space is remeasured or reconfigured for new tenants. Rolling four quarter CAD represents CAD for the preceding twelve month period as of the respective quarter end date. Same properties for the three months ended June 30, 2021 is based on properties we owned continuously since April 1, 2020; excludes properties classified as held for sale and properties undergoing significant redevelopment, if any, and three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. Same properties for the six months ended June 30, 2021 is based on properties we owned continuously since January 1, 2020; excludes properties classified as held for sale and properties undergoing significant redevelopment, if any, and three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. Same property cash basis NOI margin is Same Property Cash Basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straightline rent adjustments, the net effect of non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any. Same property NOI margin is Same Property NOI as a percentage of rental income. Total debt represents the outstanding principal balance as of the date reported. Total gross assets is total assets plus accumulated depreciation. Weighted average remaining lease term is the average remaining lease term in years weighted based on rental income. Non-GAAP Financial Measures and Certain Definitions (Continued) RETURN TO TABLE OF CONTENTS

Supplemental Q2 2021 26 This supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements RETURN TO TABLE OF CONTENTS Provo, UT